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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 13, 2002

                              U.S. Industries, Inc.
                            (Exact Name of Registrant
                          as Specified in Its Charter)


           Delaware                     1-14557                 22-3568449
(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
      of Incorporation)                                     Identification No.)

        777 South Flagler Drive
              Suite 1108
         West Palm Beach, FL                                      33401
(Address of Principal Executive Offices)                       (Zip Code)

                                 (561) 514-3838
              (Registrant's Telephone Number, Including Area Code)

                              101 Wood Avenue South
                                  Iselin, N.J.
                                   08830-0169
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits      Description

          99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.  Regulation FD Disclosure.

     Pursuant to Order No. 4-460 of the Securities and Exchange Commission, David H. Clarke, Chairman and Chief Executive Officer of U.S. Industries, and Allan D. Weingarten, Senior Vice President and Chief Financial Officer of U.S. Industries, have each executed a Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings. These statements have been delivered to the SEC today.

     A copy of each sworn statement is furnished as Exhibits 99.1 and 99.2 to this report.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        U.S. Industries, Inc.


Date: August 13, 2002                   By: /s/ Steven C. Barre
                                           ---------------------------
                                           Name:   Steven C. Barre
                                           Title:  Senior Vice President,
                                                   General Counsel and Secretary



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                                INDEX TO EXHIBITS


Number         Description
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99.1           Statement Under Oath of Principal Executive Officer Regarding
               Facts and Circumstances Relating to Exchange Act Filings.

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.